Prospectus - May 3, 1999
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[START SIDEBAR]

The Funds

Aetna Ascent VP

Aetna Balanced VP, Inc.

Aetna Income Shares d/b/a Aetna
  Bond VP

Aetna Crossroads VP

Aetna Variable Fund d/b/a Aetna
  Growth and Income VP

Aetna Index Plus Bond VP

Aetna Index Plus Large Cap VP

Aetna Index Plus Mid Cap VP

Aetna Index Plus Small Cap VP

Aetna Legacy VP

Aetna Variable Encore Fund d/b/a
  Aetna Money Market VP

Aetna Value Opportunity VP

Calvert Social Balanced Portfolio

Fidelity Variable Insurance Products
  Fund (VIP) Equity-Income Portfolio

Fidelity Variable Insurance Products
  Fund (VIP) High Income Portfolio

Fidelity Variable Insurance Products
  Fund II (VIP II) Asset Manager
  Portfolio

Fidelity Variable Insurance Products
  Fund II (VIP II) Contrafund
  Portfolio

Fidelity Variable Insurance Products
  Fund II (VIP II) Index 500 Portfolio

Janus Aspen Aggressive Growth
  Portfolio

Janus Aspen Growth Portfolio

Janus Aspen Worldwide Growth
  Portfolio

Lexington Emerging Markets Fund,
  Inc.

Lexington Natural Resources Trust*

MFS Total Return Series

Oppenheimer Global Securities
  Fund/VA

Oppenheimer Strategic Bond
  Fund/VA

Portfolio Partners MFS Emerging
  Equities Portfolio

Portfolio Partners MFS Research
  Growth Portfolio

Portfolio Partners MFS Value
  Equity Portfolio

Portfolio Partners Scudder
  International Growth Portfolio

Portfolio Partners T. Rowe Price
  Growth Equity Portfolio

[END SIDEBAR]

The Contracts. The contracts described in this prospectus are group deferred variable annuity contracts issued by Aetna Life Insurance and Annuity Company (the Company). They are intended to be used as funding vehicles for certain types of retirement plans, including those that qualify for beneficial tax treatment and/or to provide current income reduction under certain sections of the Internal Revenue Code of 1986, as amended (Tax Code).

--------------------------------------------------------------------------------
Why Reading this Prospectus is Important. Before you participate in the contract through a retirement plan, you should read this prospectus. It provides facts about the contract and its investment options. Plan sponsors (generally your employer) should read this prospectus to help determine if the contract is appropriate for their plan. Keep this document for future reference.


Table of Contents . . . page 3
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Contract Design. The contracts are designed to:

>Help you save for retirement while receiving beneficial tax treatment

>Offer a variety of investment options to help meet long-term financial goals

>Provide a benefit to a beneficiary in the event of death

>Provide future income payments over a lifetime or for a specified period

You may participate in this contract if you are an eligible employee participating in the State University of New York (SUNY) defined contribution retirement plan or any predecessor SUNY plan under section 403(b) of the Tax Code.

Investment Options. The contracts offer variable investment options and fixed interest options. When we establish your account, you instruct us to direct account dollars to any of the available options. Some investment options may be unavailable through certain contracts and plans.

Variable Investment Options. These options are called subaccounts. Each subaccount invests in one of the mutual funds (funds) listed on this page. Earnings on amounts invested in a subaccount will vary depending on the performance of its underlying fund. The subaccounts are within Variable Annuity Account C (the separate account), a separate account of the Company. You do not invest directly in or hold shares of the funds.

The funds in which the subaccounts invest have various risks. For information about risks of investing in the funds see "Investment Options" in this prospectus and each fund prospectus. Retain the fund prospectuses for future reference.

Fixed Interest Options.

>Guaranteed Accumulation Account

>Fixed Plus Account

Except as specifically mentioned, this prospectus describes only the variable investment options. However, we describe the fixed interest options in the appendices to this prospectus. There is also a separate prospectus for the Guaranteed Accumulation Account.

-------------------------

* Transfers or deposits are not allowed into the subaccount investing in this fund, except from accounts established under the contract before May 1, 1998. As soon as all those who have current allocations to the subaccount under the contract have redirected their allocations to other investment options, we will close the subaccount to all investments.

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Getting Additional Information. You may obtain the May 3, 1999, Statement of
Additional Information (SAI) by indicating your request on your enrollment materials or calling the Aetna Processing Office at 1-800-677-4636. You may also obtain an SAI for any of the funds by calling that number. This prospectus, the SAI and other information about the separate account are posted on the Securities and Exchange Commission (SEC) web site, http://www.sec.gov and may also be obtained, free of charge, by contacting the SEC Public Reference Room at 202-942-8090. The SAI table of contents is listed on page 34 of this prospectus. The SAI is incorporated into this prospectus by reference.

Additional Disclosure Information. Neither the SEC, nor any state securities commission, has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by current prospectuses of the funds and the Guaranteed Accumulation Account. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different than that contained in this prospectus.

                          TABLE OF CONTENTS


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
 Contract Overview ........................................................... 4
 Who's Who
 The Contract and Your Retirement Plan
 Contract Rights
 Contract Facts
 Contract Phases: Accumulation Phase, Income Phase
 Questions: Contacting the Company (sidebar)
 Sending Requests in Good Order (sidebar)

--------------------------------------------------------------------------------

Fee Table ...................................................................  6
Condensed Financial Information ............................................. 10
Investment Options .......................................................... 10
Transfers ................................................................... 11
Contract Purchase or Participation .......................................... 12
Contract Ownership and Rights ............................................... 13
Right to Cancel ............................................................. 13
Fees ........................................................................ 14
Your Account Value .......................................................... 15
Withdrawals ................................................................. 18
Systematic Distribution Options ............................................. 19
Death Benefit ............................................................... 20
The Income Phase ............................................................ 21
Taxation .................................................................... 25
Other Topics ................................................................ 29

The Company -- Variable Annuity Account C -- Performance Reporting -- Voting Rights -- Contract Distribution -- Contract Modification -- Legal Matters and Proceedings -- Payment Delay or Suspension -- Year 2000 Readiness



Contents of the Statement of Additional Information ......................... 34
Appendix I -- Guaranteed Accumulation Account ............................... 35
Appendix II -- Fixed Plus Account ........................................... 37
Appendix III -- Fund Descriptions ........................................... 39
Appendix IV -- Condensed Financial Information .............................. 42

[START SIDEBAR]

Questions: Contacting the Company. To answer your questions, contact your local representative or write or call the Company through:

Aetna Processing Office
P.O. Box 12894
Albany, New York 12212-2894
(1-800-677-4636)


Sending Forms and Written Requests in Good Order.
If you are writing to change your beneficiary, request a withdrawal, or for any other purpose, contact your local representative or the Company through the Aetna Processing Office to learn what information is required in order for the request to be in "good order." We can only act upon written requests that are received in good order.

[END SIDEBAR]


Contract Overview

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The following is a summary. Please read each section of this prospectus for additional information.

                                   Who's Who

You (the participant): The individual participating in a retirement plan, where the plan uses the contracts as funding options.

Plan Sponsor: The sponsor of your retirement plan. Generally, your employer.

Contract Holder: The person or entity to whom we issue the contracts. The contract holder is the trustee of a multiple employer trust approved by the Company to apply for and own the contracts as authorized by SUNY.

We (the Company): Aetna Life Insurance and Annuity Company. We issue the contract.

                     The Contract and Your Retirement Plan

Retirement plan (plan). A plan sponsor has established a retirement plan for you. The contracts are offered as funding options for that plan. We are not a party to the plan, so the terms and the conditions of the contracts and the plan may differ.

Plan Type. We refer to plans in this prospectus as 403(b), 401(a) and 414(h) plans. For a description, see "Taxation."

                                Contract Rights

Under each contract, we establish an employee account and an employer account for you. You have a nonforfeitable right to the value of your employee account and employer account, as determined by the plan administrator in accordance with the terms of the plan. You may exercise certain rights under the contract as permitted by the plan. See "Contract Ownership and Rights."

                                 Contract Facts

Free look/Right to Cancel. Participants may cancel their purchase no later than 10 days after they receive the document evidencing their participation in the contract. See "Right To Cancel."

Death Benefit. A beneficiary may receive a benefit in the event of your death prior to the income phase. Death benefits during the income phase depend on the payment option selected. See "Death Benefit" and "The Income Phase."

Withdrawals. During the accumulation phase, you may, subject to the limits in the contract and certification from the plan administrator that you are eligible, withdraw all or a part of your account value. Certain fees and taxes may apply. See "Withdrawals" and "Taxation."

Systematic Distribution Options. Subject to state regulatory approval and to the terms of the plan, you may elect to receive regular payments from your account, while retaining the account in the accumulation phase. See "Systematic Distribution Options."

Fees. Certain fees are deducted from your account value. See "Fee Table" and "Fees."

Taxation. The Tax Code has certain rules that apply to amounts accumulated and distributed under the contract. Tax penalties may apply if rules are not followed. See "Taxation."

                              Contract Phases

I. The Accumulation Phase. (accumulating retirement benefits)

                                                +--------------+
STEP 1: You or the contract                     |  Payments to |
holder provide Aetna Life                       | Your Account |
Insurance and Annuity                           +--------------+
Company with your completed                    Step 1 [arrow down]
enrollment materials. The         +------------------------------------------+
contract holder directs           | Aetna Life Insurance and Annuity Company |
us to set up an employee account  +------------------------------------------+
and employer account under each     a. [arrow down]   Step 2   b. [arrow down]
contract.                         +--------+    +----------------------------+
                                  | Fixed  |    |       Variable Annuity     |
STEP 2: You direct us to invest   |Interest|    |          Account C         |
your account dollars in any of    |Options |    |                            |
the:                              |        |    | Variable Investment Options|
a) Fixed Interest Options         +--------+    +----------------------------+
b) Variable Investment                          |          The Subaccounts   |
   Options. (The variable                       +--------+---------+---------+
   investment options are the                   |   A    |    B    |   Etc.  |
   subaccounts of Variable                      +--------+---------+---------+
   Annuity Account C. Each one                [arrow down] Step 2(b)[arrow down]
   invests in a specific                             +--------+---------+
   mutual fund.)                                     | Mutual |  Mutual |
                                                     | Fund A |  Fund B |
STEP 2(b), continued:                                +--------+---------+
The subaccount(s) selected
purchases shares of its
corresponding fund.



II. The Income Phase. The contract offers several payment options, if you wish to elect one (see "The Income Phase.") In general, you may:

>Receive payments over a lifetime or for a specified period

>Receive payments monthly, quarterly, semi-annually or annually

>Select an option that provides a death benefit to beneficiaries

>Select fixed payments or payments that vary based on the performance of the variable investment options you select.

In This Section:

[START SIDEBAR]

>Fees Deducted from the Subaccounts

>Fund Fees

>Examples of Fee Deductions

Also see the "Fees" section for:

>How, When and Why Fees are Deducted

>Premium and Other Taxes

See "The Income Phase" for:

> Fees During the Income Phase

[END SIDEBAR]


Fee Table
--------------------------------------------------------------------------------

The tables and examples in this section show the fees your account may incur while accumulating dollars under the contract (the Accumulation Phase). See "The Income Phase" for fees that may apply after you begin receiving payments under the contract. The fees shown below do not include premium taxes that may be applicable.


Fees Deducted from the Subaccounts

(Daily deductions equal to the given percentage on an annual basis)

Mortality and Expense Risk Charge......................................1.25%

Administrative Expense Charge..........................................0.00%(1)
                                                                       ----
Total Separate Account Expenses........................................1.25%
                                                                       ====


(1) We do not currently impose an administrative expense charge. However, we reserve the right to deduct a daily charge of not more than 0.25% on an annual basis from the subaccounts.

Fees Deducted by the Funds

Using this Information. The following table shows the investment advisory fees and other expenses charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. To learn about additional factors, refer to the fund prospectus.

How Fees are Deducted. Fund fees are not deducted from account values. Instead, fees are deducted from the value of fund shares on a daily basis, which in turn will affect the value of each subaccount on a daily basis. Except as noted below, the following figures are a percentage of the average net assets of each fund, and are based on figures for the year ended December 31, 1998.


                              Fund Expense Table

                                                                                Total Fund                     Net Fund
                                                                                  Annual                        Annual
                                                                                 Expenses                      Expenses
                                                        Investment                Without       Total           After
                                                         Advisory      Other    Waivers or   Waivers and      Waivers or
                 Fund Name                                Fees(1)    Expenses   Reductions    Reductions      Reductions
                 ---------                                -------    --------   ----------    ----------      ----------

Aetna Ascent VP(2)(3)                                      0.60%       0.15%       0.75%        0.00%           0.75%
 Aetna Balanced VP, Inc.(3)                                0.50%       0.09%       0.59%          --            0.59%
Aetna Bond VP(3)                                           0.40%       0.10%       0.50%          --            0.50%
 Aetna Crossroads VP(2)(3)                                 0.60%       0.15%       0.75%        0.00%           0.75%
Aetna Growth and Income VP(3)                              0.50%       0.08%       0.58%          --            0.58%
 Aetna Index Plus Bond VP(2)(3)                            0.30%       0.26%       0.56%        0.11%           0.45%
Aetna Index Plus Large Cap VP(2)(3)                        0.35%       0.10%       0.45%        0.00%           0.45%
 Aetna Index Plus Mid Cap VP(2)(3)                         0.40%       0.51%       0.91%        0.31%           0.60%
Aetna Index Plus Small Cap VP(2)(3)                        0.40%       0.61%       1.01%        0.41%           0.60%
 Aetna Legacy VP(2)(3)                                     0.60%       0.16%       0.76%        0.00%           0.76%
Aetna Money Market VP(3)                                   0.25%       0.09%       0.34%          --            0.34%
 Aetna Value Opportunity VP(2)(3)                          0.60%       0.14%       0.74%        0.00%           0.74%
Calvert Social Balanced Portfolio(4)                       0.70%       0.18%       0.88%        0.02%           0.86%
 Fidelity VIP Equity-Income Portfolio(5)                   0.49%       0.09%       0.58%        0.01%           0.57%
Fidelity VIP High Income Portfolio(5)                      0.58%       0.12%       0.70%        0.00%           0.70%
 Fidelity VIP II Asset Manager Portfolio(5)                0.54%       0.10%       0.64%        0.01%           0.63%
Fidelity VIP II Contrafund Portfolio(5)                    0.59%       0.11%       0.70%        0.04%           0.66%
 Fidelity VIP II Index 500 Portfolio(5)                    0.24%       0.11%       0.35%        0.07%           0.28%
Janus Aspen Aggressive Growth Portfolio(6)                 0.72%       0.03%       0.75%        0.00%           0.75%
 Janus Aspen Growth Portfolio(6)                           0.72%       0.03%       0.75%        0.07%           0.68%
Janus Aspen Worldwide Growth Portfolio(6)                  0.67%       0.07%       0.74%        0.02%           0.72%
 Lexington Emerging Markets Fund, Inc.(7)                  0.85%       1.23%       2.08%        0.00%           2.50%
Lexington Natural Resources Trust(7)                       1.00%       0.29%       1.29%        0.00%           2.50%
 MFS Total Return Series(8)                                0.75%       0.16%       0.91%        0.00%           0.91%
Oppenheimer Global Securities Fund/VA(9)                   0.68%       0.06%       0.74%          --            0.74%
 Oppenheimer Strategic Bond Fund/VA(9)                     0.74%       0.06%       0.80%          --            0.80%
Portfolio Partners MFS Emerging Equities
 Portfolio(10)                                             0.68%       0.13%       0.81%        0.00%           0.83%
 Portfolio Partners MFS Research Growth Portfolio(10)      0.70%       0.15%       0.85%          --            0.85%
Portfolio Partners MFS Value Equity Portfolio(10)          0.65%       0.25%       0.90%          --            0.90%
 Portfolio Partners Scudder International Growth
 Portfolio(10)                                             0.80%       0.20%       1.00%          --            1.00%
Portfolio Partners T. Rowe Price Growth Equity
 Portfolio(10)                                             0.60%       0.15%       0.75%          --            0.75%

Footnotes to the "Fund Expense Table"

(1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors.

(2) The investment adviser is contractually obligated through December 31, 1999 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the portfolio's Total Fund Annual Expenses do not exceed the percentage reflected under Net Fund Annual Expenses After Waivers or Reductions.

(3) Prior to May 1, 1998, the portfolio's investment adviser provided administrative services to the portfolio and assumed the portfolio's ordinary recurring direct costs under an administrative services agreement. After that date, the portfolio's investment adviser provided administrative services but no longer assumed all of the portfolio's ordinary recurring direct costs under an administrative services agreement. The administrative fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1998, but reflect the fee payable under the new administrative services agreement and estimates the portfolio's ordinary recurring direct costs.

(4) The figures above are based on expenses for fiscal year 1998, and have been restated to reflect the elimination of a performance adjustment. The restatement includes the addition of 0.01% to the portfolio management fee. Other Expenses reflect an indirect fee of 0.02% relating to an expense offset arrangement with the portfolio's custodian. Amounts shown under Total Waivers and Reductions reflect a voluntary reduction of fees paid indirectly.

(5) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or the investment adviser on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. These credits are included under Total Waivers and Reductions.

(6) All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for the Aggressive Growth, Growth and Worldwide Growth Portfolios reduce the Management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reduction until at least the next annual renewal of the advisory agreement.

(7) For 1998, the fund's investment adviser voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions, and extraordinary expense, but including management fees and operating expenses) to an annual rate of 2.50% of the fund's average daily net assets. This voluntary agreement will remain in effect through December 31, 1999.

(8) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(9) Fee waiver/expense reimbursement obligations do not apply to these portfolios.

(10) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2000, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above. For the Portfolio Partners MFS Emerging Equities Portfolio, the Total Fund Annual Expenses Without Waivers or Reductions for 1998 were less than the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column. Nevertheless, the investment adviser will waive fees and/or reimburse expenses if that portfolio's Total Fund Annual Expenses Without Waivers or Reductions for 1999 exceed the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column.

Hypothetical Examples

Account Fees Incurred Over Time. The following hypothetical examples show the fees paid over time if $1,000 is invested in a subaccount, assuming a 5% annual return on the investment. For the purpose of these examples, we deducted a mortality and expense risk charge of 1.25% annually. The total fund expenses are those shown in the column "Total Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.

------------------------------------------

> These examples are purely hypothetical

> They should not be considered a
  representation of past or future expenses or expected returns

> Actual expenses and/or returns may be
  more or less than those shown in these
  examples

------------------------------------------

                                                       Whether or not you withdraw or if you select an income
                                                       phase payment option at the end of the periods shown, you
                                                       would pay the following fees:

                                                       1 Year     3 Years     5 Years     10 Years
                                                       --------   ---------   ---------   ---------
Aetna Ascent VP                                           $20        $ 63        $108        $233
 Aetna Balanced VP, Inc.                                  $19        $ 58        $100        $216
Aetna Bond VP                                             $18        $ 55        $ 95        $206
 Aetna Crossroads VP                                      $20        $ 63        $108        $233
Aetna Growth and Income VP                                $19        $ 58        $ 99        $215
 Aetna Index Plus Bond VP                                 $18        $ 57        $ 98        $213
Aetna Index Plus Large Cap VP                             $17        $ 54        $ 92        $201
 Aetna Index Plus Mid Cap VP                              $22        $ 68        $116        $249
Aetna Index Plus Small Cap VP                             $23        $ 71        $121        $260
 Aetna Legacy VP                                          $20        $ 63        $108        $234
Aetna Money Market VP                                     $16        $ 50        $ 87        $189
 Aetna Value Opportunity VP                               $20        $ 62        $107        $232
Calvert Social Balanced Portfolio                         $22        $ 67        $114        $246
 Fidelity VIP Equity-Income Portfolio                     $19        $ 58        $ 99        $215
Fidelity VIP High Income Portfolio                        $20        $ 61        $105        $227
 Fidelity VIP II Asset Manager Portfolio                  $19        $ 59        $102        $221
Fidelity VIP II Contrafund Portfolio                      $20        $ 61        $105        $227
 Fidelity VIP II Index 500 Portfolio                      $16        $ 51        $ 87        $190
Janus Aspen Aggressive Growth Portfolio                   $20        $ 63        $108        $233
 Janus Aspen Growth Portfolio                             $20        $ 63        $108        $233
Janus Aspen Worldwide Growth Portfolio                    $20        $ 62        $107        $232
 Lexington Emerging Markets Fund, Inc.                    $34        $102        $174        $362
Lexington Natural Resources Trust                         $26        $ 79        $135        $288
 MFS Total Return Series                                  $22        $ 68        $116        $249
Oppenheimer Global Securities Fund/VA                     $20        $ 62        $107        $232
 Oppenheimer Strategic Bond Fund/VA                       $21        $ 64        $110        $238
Portfolio Partners MFS Emerging Equities Portfolio        $21        $ 65        $111        $239
 Portfolio Partners MFS Research Growth Portfolio         $21        $ 66        $113        $243
Portfolio Partners MFS Value Equity Portfolio             $22        $ 67        $115        $248
 Portfolio Partners Scudder International Growth
 Portfolio                                                $23        $ 70        $120        $258
Portfolio Partners T. Rowe Price Growth Equity
 Portfolio                                                $20        $ 63        $108        $233

Condensed Financial Information
--------------------------------------------------------------------------------

Understanding Condensed Financial Information. In Appendix IV, we provide condensed financial information about the Variable Annuity Account C (the separate account) subaccounts available under the contracts. The tables show the value of the subaccounts over the past 10 years. For subaccounts that were not available 10 years ago, we give a history from the date of first availability.


Investment Options
--------------------------------------------------------------------------------

The contract offers variable investment options and fixed interest options. When we establish your account(s), you instruct us to direct account dollars to any of the available options.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account C (the separate account), a separate account of the Company. Earnings on amounts invested in a subaccount will vary depending on the performance and fees of its underlying fund. You do not invest directly in or hold shares of the funds.

>Fund Descriptions. We provide brief descriptions of the funds in Appendix III.
 Please refer to the fund prospectuses for additional information. Fund prospectuses may be obtained free of charge, from the Aetna Processing Office at the address and phone number listed in "Contract Overview" or by contacting the SEC's website, or the SEC Public Reference Room.

Fixed Interest Options. For descriptions of the fixed interest options, see Appendix I and II and the Guaranteed Accumulation Account prospectus.

--------------------------------------------------------------------------------

Selecting Investment Options

o Choose options appropriate for you. Your Aetna representative can help you evaluate which funds or fixed interest options may be appropriate for your financial goals.

o Understand the risks associated with the options you choose. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have a value that rises and falls more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to additional risks not associated with domestic investments, and their performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.

o Be informed. Read this prospectus, the fund prospectus, fixed interest option appendices and the Guaranteed Accumulation Account prospectus.

--------------------------------------------------------------------------------

Limits on Option Availability. Some funds and fixed interest options may not be available through certain contracts or plans. We may add, withdraw or substitute funds, subject to the conditions in the contract and regulatory requirements.

Limits on Number of Options Selected. No more than 18 investment options may be selected for your account at any one time during the accumulation phase of your account. Each subaccount, the Fixed Plus Account and each classification of the Guaranteed Accumulation Account selected counts toward these limits.

Limits Imposed by the Underlying Fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any allocation of payments to a subaccount if the subaccount's investment in the corresponding fund is not accepted by the fund for any reason.


Additional Risks of Investing in the Funds. (Mixed and Shared Funding)

"Shared funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

"Mixed funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, is bought for variable life insurance contracts issued by us or other insurance companies.

>Shared--bought by more than one company

>Mixed--bought for annuities and life insurance

It is possible that a conflict of interest may arise due to mixed and/or shared funding, that could adversely impact the fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share values to decrease. Each fund's board of directors or trustees will monitor events to identify any conflicts which might arise and to determine what action, if any, should be taken to address such conflicts.


Transfers
--------------------------------------------------------------------------------

Transfers Among Investment Options. During the accumulation phase, you may transfer among investment options. You may make a request in writing, by telephone or, where applicable, electronically. Transfers must be made in accordance with the terms of the contract and your plan. Transfers from fixed interest options are restricted as outlined in Appendices I and II. You may not make transfers once you enter the income phase.

Value of Transferred Dollars. The value of amounts transferred in or out of the funds will be based on the subaccount unit values next determined after we receive your request in good order at the Aetna Processing Office. (See "Contract Overview -- Questions.")

Telephone Transfers: Security Measures. To prevent fraudulent use of telephone transactions, we have established security procedures. These include recording calls on our toll-free telephone lines and requiring use of a personal identification number (PIN) to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone transactions. We are not liable for losses resulting from telephone instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.


Limits on Frequent Transfers. The contracts are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the contracts.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract holders or participants. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract holder or participant; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract holder or participant at a time.

We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract holders or participants.



Contract Purchase or Participation
--------------------------------------------------------------------------------

Contracts Available for Purchase. The contracts available for purchase are group flexible premium deferred variable annuity contracts that the Company offers in connection with retirement plans under Code Section 403(b), 401(a) and 414(h). They are designed to fund the State University of New York (SUNY) defined contribution retirement plan, (the SUNY Plan) and to accept transfers of amounts made to the predecessor program which is qualified under Section 403(b) of the Code.

There are two group deferred variable annuity contracts:

1) The rollover contracts, for transferred assets from the predecessor Section 403(b) optional retirement program; and

2) The modal contracts for ongoing contributions and transferred assets from the SUNY Plan, a plan qualified under sections 401(a) and 414(h) of the Code.

Purchasing the Contract. The contract holder submits the required forms and application to the Company. We approve the forms and issue a contract to the contract holder.

Participating in the Contract. To participate in the contract, complete an enrollment form and submit it to the Aetna Processing Office. (See "Contract Overview -- Questions.") If your enrollment is accepted, we establish an employee account and an employer account for each participant.

>Under the rollover contract, we will allocate payments attributable to transfers of after-tax employee contributions made to a predecessor 403(b) plan to the employee account, and payments attributable to a transfer of employer contributions made under the same plan to the employer account.

>Under the modal contract, we will allocate funds attributable to Code section
 414(h) contributions from another investment provider under the SUNY Plan to an employee account, and ongoing payments under Code section 401(a) and transferred funds attributable to Code section 401(a) contributions from another investment provider to an employer account.

Acceptance or Rejection of Applications or Enrollment Forms. We must accept or reject an application or your enrollment materials within two business days of receipt. If the forms are incomplete, we may hold any forms and accompanying payments for five days, unless you consent to our holding them longer. Under limited circumstances, we may also agree, for a particular plan, to hold payments for longer periods with the permission of the contract holder. If we agree to this, we will deposit the payments in the Aetna Money Market VP subaccount until the forms are completed (for a maximum of 105 days). If we reject the application or enrollment forms, we will return the forms and any payments.

Allocation of Payments. You direct us to allocate initial contributions to the investment options available under the plan. Generally you will specify this information on your enrollment materials. After your enrollment, changes to allocations for future payments or transfer of existing balances among investment options may be requested in writing and, where available, by telephone or electronically.

Allocations must be in whole percentages and there may be limitations on the number of investment options that can be selected at any one time. (See "Investment Options" and "Transfers.")


Contract Ownership and Rights
--------------------------------------------------------------------------------

Who owns the Contract? We issue the contract to a trustee of a multiple employer trust that has applied for and owns the contract as authorized by SUNY and the Company.

Who Owns Money Accumulated under the Contract? You have a nonforfeitable value of your employee account and employer account, as determined by the plan administrator in accordance with the terms of the plan.

What Rights Do I Have under The Contract? You may select the investment options to be used for allocations to your employee account and employer account. You may elect an income phase payment if the plan administrator certifies that you are eligible for a distribution and that the form of annuity is permitted under the terms of the plan.


Right to Cancel
--------------------------------------------------------------------------------

When and How to Cancel. You may cancel your purchase within ten days after receiving the document evidencing your interest by returning it to the Aetna Processing Office along with a written notice of cancellation.

Refunds. We will produce a refund to you not later than seven days after we receive the document evidencing your interest and the written notice of cancellation at the Aetna Processing Office. The refund will equal the dollars contributed to your accounts plus any earnings or less any losses attributable to those contributions allocated to the variable investment options.

[START SIDEBAR]

Types of Fees

There are two types of fees your account may incur:

>Fees Deducted from the Subaccounts

       o Mortality and Expense
         Risk Charge

       o Administrative Expense
         Charge

>Fees Deducted by the Funds

       o Investment Advisory Fees

       o Other Expenses

[END SIDEBAR]


Fees
--------------------------------------------------------------------------------

   The following repeats and adds to information provided in the "Fee Table" section. Please review both this section and the Fee Table for information on fees.


Fees Deducted from the Subaccounts

Mortality and Expense Risk Charge

Amount. 1.25% annually of your account value invested in the subaccounts.

When/How. This fee is deducted daily from the subaccounts. We do not deduct this from any fixed interest option.

Purpose. The fee compensates us for the mortality and expense risks we assume under the contracts.

>The mortality risks are those risks associated with our promise to make lifetime payments based on annuity rates specified in the contracts and our funding of the death benefit and other payments we make to owners or beneficiaries of the accounts

>The expense risk is the risk that the actual expenses we incur under the contracts will exceed the maximum costs that we can charge

If the amount we deduct for this fee is not enough to cover our mortality costs and expenses under the contracts, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this fee.


Administrative Expense Charge

Maximum Amount. 0.25% We currently do not impose this fee. We reserve the right, however, to charge up to 0.25% on an annual basis from your account value invested in the funds.

When/How. If imposed, we will deduct this fee daily from your account value held in the subaccounts corresponding to the funds you select. This fee may be assessed during the accumulation phase and/or the income phase. If we are imposing this fee under the contract when you enter the income phase, the fee will apply to you during the entire income phase.

Purpose. This fee helps defray our administrative expenses that cannot be covered by the mortality and expense risk charge described above. The fee is not intended to exceed the average expected cost of administering the contracts. We do not expect to make a profit from this fee.


Fund Expenses

Amount. Each fund determines its own advisory fee and expenses. For a list of fund fees see "Fee Table." The fees are described in more detail in each fund prospectus.

When/How. Fund fees are not deducted from your account. Fund advisory fees and expenses are reflected in the daily value of the fund shares, which will in turn affect the daily value of each subaccount.

Purpose. These amounts help to pay the funds' investment advisor and operating expenses.

Premium and Other Taxes. Currently, there is no premium tax on annuities under New York regulations. If the state does impose a premium tax, it would be deducted from the amount applied to an income option. We reserve the right to deduct a state premium tax at any time from the purchase payments(s) or from the account value at any time, but no earlier than when we have a tax liability under state law.

In addition, the Company reserves the right to assess a charge for any federal taxes due against the separate account. (See "Taxation.")


Your Account Value
--------------------------------------------------------------------------------

During the accumulation phase, your account value at any given time equals:

>Account dollars directed to the fixed interest options, including interest earnings to date

>Less any deductions from the fixed interest options (e.g. withdrawals, fees)

>Plus the current dollar value of amounts invested in the subaccounts.

Subaccount Accumulation Units. When a fund is selected as an investment option, your account dollars invest in "accumulation units" of the Variable Annuity Account C subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an "Accumulation Unit Value," as described below, for each unit.

Accumulation Unit Value (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The value of accumulation units vary daily in relation to the underlying fund's investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge, and the administrative charge (if any). We discuss these deductions in more detail in "Fee Table" and "Fees."

Valuation. We determine the AUV every business day after the close of the New York Stock Exchange. At that time, we calculate the current AUV by multiplying the AUV last calculated by the "net investment factor" of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations, equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:

>The net assets of the fund held by the subaccount as of the current valuation, minus;

>The net assets of the fund held by the subaccount at the preceding valuation, plus or minus;


>Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed);

>Divided by the total value of the subaccount units at the preceding valuation;

>Less a daily deduction for the mortality and expense risk charge and the administrative expense charge (if any). See "Fees."

The net investment rate may be either positive or negative.

Hypothetical Illustration. As a hypothetical illustration, assume that an investor contributes $5,000 to his account and directs us to invest $3,000 in Fund A and $2,000 in Fund B. After receiving the contribution and following the next close of business of the New York Stock Exchange, the applicable AUV's are $10 for Subaccount A, and $25 for Subaccount B. The investor's account is credited with 300 accumulation units of Subaccount A and 80 accumulation units of Subaccount B.

[GRAPHIC]

            +-------------------+
            |$5,000 contribution|
            +-------------------+
             Step 1 [arrow down]               Step 1: An Investor
 +----------------------------------------+    contributes $5000
 |Aetna Life Insurance and Annuity Company|
 +----------------------------------------+
             Step 2 [arrow down]               Step 2:
 +----------------------------------------+
 |       Variable Annuity Account C       |    A. He directs us to invest
 +---------------+-----------------+------+       $3,000 in Fund A. His
 | Subaccount A  |  Subaccount B   | Etc. |       dollars purchase 300
 | 300           |  80             |      |       accumulation units of
 | accumulation  |  accumulation   |      |       Subaccount A ($3,000
 | units         |  units          |      |       divided by the current
 |               |                 |      |       $10 AUV).
 |               |                 |      |
 |               |                 |      |    B. He directs us to invest
 |               |                 |      |       $2,000 in Fund B. His
 |               |                 |      |       dollars purchase 80
 |               |                 |      |       accumulation units of
 |               |                 |      |       Subaccount B ($2,000
 |               |                 |      |       divided by the current
 |               |                 |      |       $25 AUV).
 +---------------+-----------------+------+
         Step 3 [arrow down]                   Step 3: The separate
     +------+         +------+                 account then purchases
     |Fund A|         |Fund B|                 shares of the applicable
     +------+         +------+                 funds at the current market
                                               value (NAV).

The fund's subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.


Payments to Your Account. If all or a portion of initial payments are directed to the subaccounts, they will purchase subaccount accumulation units at the AUV next computed after our acceptance of the applicable application or enrollment forms. Subsequent payments or transfers directed to the subaccounts that we receive by the close of business of the New York Stock Exchange (Exchange) will purchase subaccount accumulation units at the AUV computed after the close of the Exchange on that day. The value of subaccounts may vary day to day.

[START SIDEBAR]

Taxes, Fees and Deductions

Amounts withdrawn may be subject to one or more of the following:

>Market Value Adjustment (see Appendix I)

>Tax Penalty (see "Taxation")

>Tax Withholding (see "Taxation")

To determine which may apply, refer to the appropriate sections of this prospectus, contact your Aetna representative or call the Aetna Processing Office at the number listed in "Contract Overview--Questions."

[END SIDEBAR]

Withdrawals
--------------------------------------------------------------------------------

Making a Withdrawal. Subject to limitations on withdrawals from the Fixed Plus Account, you may withdraw all or a portion of your account value at any time during the accumulation phase. Your plan administrator must certify that you are eligible, both as to the timing and form of distribution.

Steps for Making A Withdrawal. You must:

>Select the Withdrawal Amount

1) Full Withdrawal: You will receive, reduced by any required withholding tax, your account value allocated to the subaccounts, the Guaranteed Accumulation Account (plus or minus any applicable market value adjustment) plus the amount available for withdrawal from the Fixed Plus Account.

2) Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required withholding tax, the amount you specify, subject to the value available in your account. The amounts available from the Fixed Plus Account may be limited.

   For a description of limitations on withdrawals from the Fixed Plus Account, see Appendix II.

>Select Investment Options. If this is not specified, we will withdraw dollars proportionally from each investment option in which you have an account value.


>Properly complete a disbursement form and submit it to the Aetna Processing
 Office.


Calculation of Your Withdrawal. We determine your account value every normal business day after the close of the New York Stock Exchange. We pay withdrawal amounts based on your account value either: (1) As of the next valuation after we receive a request for withdrawal in good order at the Aetna Processing Office, or (2) On such later date as specified on the disbursement form.


Delivery of Payment. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, the payment will be sent not later than seven calendar days following our receipt of the disbursement form in good order.


Reinvestment Privilege. The contracts allow one-time use of a reinvestment privilege. Within 30 days after a full withdrawal, if allowed by law and the contract, you may elect to reinvest all or a portion of the proceeds. We must receive reinvested amounts within 60 days of the withdrawal. We will credit the account for the amount reinvested based on the subaccount values next computed following our receipt of your request and the amount to be reinvested. We will credit the amount reinvested proportionally for early withdrawal charges imposed at the time of withdrawal. We will reinvest in the same investment options and proportions in place at the time of withdrawal. Special rules apply to reinvestments of amounts withdrawn from the Guaranteed Accumulation Account (see Appendix I). Seek competent advice regarding the tax consequences associated with reinvestment.

[START SIDEBAR]

Features of a Systematic Distribution Option (SDO)

An SDO allows you to receive regular payments from your account, without moving into the income phase. By maintaining your account in the accumulation phase, certain rights and flexibility are retained and any accumulation phase fees may apply.

[END SIDEBAR]


Systematic Distribution Options
--------------------------------------------------------------------------------

Availability of Systematic Distribution Options (SDOs). To exercise one of these options the account value must meet any minimum dollar amount and age criteria applicable to that option. In addition, for the employer account and certain employee accounts, the contract holder must provide written certification that the distribution is in accordance with the terms of the plan. The SDO is subject to state regulatory approval. To determine what SDO's are available, check with the Company at the Aetna Processing Office.

The SDOs currently available under the contract include the following:
>SWO--Systematic Withdrawal Option. SWO is a series of automatic partial withdrawals from your account based on the payment method selected. It is designed for those who want a periodic income while retaining investment flexibility for amounts accumulated under the contract. You may not elect this option if you have an outstanding contract loan.

>ECO--Estate Conservation Option. ECO offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution that the Tax Code requires each year.

Under ECO, we calculate the minimum distribution amount required by law at the later of age 701/2 or retirement, and pay you that amount once a year.

>Other Systematic Distribution Options. We may add additional SDOs from time to time. You may obtain additional information relating to any of the SDOs from your local representative or from the Company at the Aetna Processing Office.

Availability of Systematic Distribution Options. The Company may discontinue the availability of one or all of the SDOs at any time, and/or change the terms of future elections.

Terminating a Systematic Distribution Option. Once an SDO is elected, you may revoke it at any time by submitting a written request to the Aetna Processing Office. Any revocation will apply only to the amount not yet paid. Once an option is revoked for an account, it may not be elected again, nor may any other SDO be elected unless the Tax Code permits it.

Charges and Taxation. When you elect an SDO, your account value remains in the accumulation phase and subject to the charges and deductions described in the "Fees" section. Taking a withdrawal through an SDO may have tax consequences. If you are concerned about tax implications consult a tax advisor before one of these options is elected.

[START SIDEBAR]

During the Income Phase
This section provides information about the accumulation phase. For death benefit information applicable to the income phase (see "The Income Phase.")

[END SIDEBAR]


Death Benefit
--------------------------------------------------------------------------------

The contract provides a death benefit in the event of your death, which is payble to the beneficiary you name for your account.


During the Accumulation Phase

Payment Process

1. Following your death, your beneficiary must provide the Company with proof of death acceptable to us and a payment request in good order

2. The payment request should include selection of a benefit payment option

3. Within seven days after we receive proof of death acceptable to us and payment request in good order at the Aetna Processing Office, we will mail payment, unless otherwise requested

Until a payment option is selected, account dollars will remain invested as at the time of your death, and no distribution will be made.

If you die during the accumulation phase of your account, the following payment options are available to your beneficiary, if allowed by the Tax Code:

>Lump sum payment

>Payment in accordance with any of the available income phase payment options
 (see "The Income Phase--Payment Options")

>If the beneficiary is your spouse, payment in accordance with an available SDO
 (See "Systematic Distribution Options")

The following options are also available; however, the Tax Code limits how long the death benefit proceeds may be left in these options:

>Leaving your account value invested in the contract; or

>Under some contracts, leaving your account value on deposit in the Company's general account, and receiving monthly, quarterly, semi-annual or annual interest payments at the interest rate then being credited on such deposits. The beneficiary may withdraw the balance on deposit at any time or request to receive payment in accordance with any of the available income phase payment options (See "The Income Phase--Payment Options.")

The Value of the Death Benefit. The death benefit will be based on your account value as calculated on the next valuation following the date on which we receive proof of death in good order. Interest, if any, will be paid from the date of death at a rate no less than required by law. For amounts held in the Guaranteed Accumulation Account (GAA), any positive aggregate market value adjustment (the sum of all market value adjustments calculated due to a withdrawal) will be included in your account value. If a negative aggregate market value adjustment applies, it would be deducted only if the death benefit is withdrawn more than six months after your death. We describe the market value adjustment in Appendix I and in the GAA prospectus.

Tax Code Requirements. The Tax Code requires distribution of death benefit proceeds within a certain period of time. Failure to begin receiving death benefit payments within those time periods can result in tax penalties. Regardless of the method of payment, death benefit proceeds will generally be taxed to the beneficiary in the same manner as if you had received those payments. (See "Taxation" for additional information.)

[START SIDEBAR]

We may have used the
following terms in prior
prospectuses:

Annuity Phase--Income Phase

Annuity Option--Payment
Option

Annuity Payment--Income
Phase Payment

Annuitization--Initiating
Income Phase Payments

[END SIDEBAR]


The Income Phase
--------------------------------------------------------------------------------

During the income phase you receive payments from your accumulated account value.

Initiating Payments. At least 30 days prior to the date you want to start receiving payments, you must notify us in writing of the following:

>Start date

>Payment option (see the payment options table in this section)

>Payment frequency (i.e., monthly, quarterly, semi-annually or annually)

>Choice of fixed or variable payments

>Selection of an assumed net investment rate (only if variable payments are elected)

The account will continue in the accumulation phase until you properly initiate payments. Once a payment option is selected, it may not be changed; however, certain options allow you to withdraw a lump sum.

What Affects Payment Amounts? Some of the factors that may affect payment amounts include: your age, your account value, the payment option selected, number of guaranteed payments (if any) selected, and whether variable or fixed payments are selected.

Fixed Payments. Amounts funding fixed payments will be held in the Company's general account. Fixed payment amounts do not vary over time.

Variable Payments. Amounts funding your income payments will be held in the subaccount(s) selected or a combination of subaccounts and the general account. The contracts may restrict the subaccounts available during the income phase, and you may not make transfers once you enter the income phase. For variable payments, an assumed net investment rate must be selected.

Payments from the Fixed Plus Account. If a nonlifetime payment option is selected, payments from the Fixed Plus Account may only be made on a fixed basis.

Assumed Net Investment Rate. If you select a 5% rate, your first payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts selected, is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 31/2% rate, your first payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending on the investment performance of the subaccounts selected. For more information about selecting an assumed net investment rate, request a copy of the Statement of Additional Information by calling the Company. (See "Contract Overview--Questions.")

Minimum Payment Amounts. The payment option selected must result in one or both of the following:

>A first payment of at least $20

>Total yearly payments of at least $100

If your account value is too low to meet these minimum payment amounts, you must elect a lump sum payment.


Charges Deducted. We make a daily deduction for mortality and expense risks from amounts held in the subaccounts. Therefore, if you choose variable payments and a nonlifetime payment option, we still make this deduction from the subaccounts selected, even though we no longer assume any mortality risk for you. We may also deduct a daily administrative charge from amounts held in the subaccounts. (See "Fees.")


Death Benefit During the Income Phase. The death benefits that may be available to a beneficiary are outlined in the payment option table below. If a lump sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the payment request in good order at the Aetna Processing Office.


Taxation. To avoid certain tax penalties, you and any beneficiary must meet the distribution rules imposed by the Tax Code. (See "Taxation.")

Payment Options
The following tables list the payment options and accompanying death benefits which may be available under the contracts. Some contracts restrict the options and the terms available. Check with your contract holder for details. We may offer additional payment options under the contract from time to time.


Terms used in the Tables:

Annuitant: The person(s) on whose life expectancy the income phase payments are calculated.


Beneficiary: The person designated to receive the death benefit payable under the contract.


------------------------------------------------------------------------------------------------------------------------------------

                                                      Lifetime Payment Options

------------------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: For as long as the annuitant lives. It is possible that only one payment will be
 Life Income      made should the annuitant die prior to the second payment's due date.
                  Death Benefit--None: All payments end upon the annuitant's death.

------------------------------------------------------------------------------------------------------------------------------------

                  Length of Payments: For as long as the annuitant lives, with payments guaranteed for a choice of
 Life Income--    5-20 years or as otherwise specified in the contract.
 Guaranteed       Death Benefit--Payment to the Beneficiary: If the annuitant dies before we have made all the
 Payments         guaranteed payments, we will pay the beneficiary a lump sum (unless otherwise requested) equal to the present value of the remaining guaranteed payments.

------------------------------------------------------------------------------------------------------------------------------------

                  Length of Payments: For as long as either annuitant lives. It is possible that only one payment will be made should both annuitants die before the second payment's due date.
                  Continuing Payments:
 Life Income--    (a) This option allows a choice of 100%, 662/3% or 50% of the payment to continue to the
 Two Lives        surviving annuitant after the first death; or
                  (b) 100% of the payment to continue to the annuitant on the second annuitant's death, and 50%
                  of the payment to continue to the second annuitant on the annuitant's death.
                  Death Benefit--None: Payments end after the deaths of both annuitants.

------------------------------------------------------------------------------------------------------------------------------------

                  Length of Payments: For as long as either annuitant lives, with payments guaranteed for a minimum of 120 months, or as otherwise specified in the contract.
 Life Income--    Continuing Payments: 100% of the payment will continue to the surviving annuitant after the first
 Two Lives--      death.
 Guaranteed       Death Benefit--Payment to the Beneficiary: If both annuitants die before the guaranteed
 Payments         payments have all been paid, we will pay the beneficiary a lump sum (unless otherwise requested)
                  equal to the present value of the remaining guaranteed payments.

------------------------------------------------------------------------------------------------------------------------------------

                               Table continued ---->

------------------------------------------------------------------------------------------------------------------------------------

                                                      Nonlifetime Payment Options

------------------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: Payments generally may be fixed or variable and may be made for 3-30 years.
                  However, for amounts held in the Fixed Plus Account during the accumulation phase, the payment must be on a fixed basis and must be for 6-30 years. In certain cases a lump sum
 Nonlifetime--    payment may be requested at any time (see below).
 Guaranteed       Death Benefit--Payment to the Beneficiary: If the annuitant dies before we make all the
 Payments         guaranteed payments, we will pay the beneficiary a lump sum (unless otherwise requested) equal to the present value of the remaining guaranteed payments, and we will not impose any early withdrawal charge.

------------------------------------------------------------------------------------------------------------------------------------

Lump Sum Payment: If the Nonlifetime--Guaranteed Payments option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one sum. Lump sum payments will be sent within seven calendar days after we receive the request for payment in good order at the Aetna
Processing Office.

 Calculation of Lump Sum Payments. If a lump sum payment is available to a beneficiary or to you in the options above, the rate we use to calculate the present value of the remaining guaranteed payments is the same rate we use to calculate the income payments (i.e., the actual fixed rate used for fixed payments, or the 3-1/2% or 5% assumed net investment rate for variable payments).

------------------------------------------------------------------------------------------------------------------------------------

[START SIDEBAR]

In This Section

>Introduction

>The Contract

>Withdrawals and other
 Distributions

 o Taxation of Distributions

 o 10% Penalty Tax

>Withholding for Federal
 Income Tax Liability

>Minimum Distribution
 Requirements

>Assignment or Transfer of
 Contracts

>Exclusion From Gross
 Income

>Rules Specific to Certain
 Plans

>Restrictions on
 Distributions

>Taxation of Gains Prior to
 Distribution

>Taxation of the Company


When consulting a tax adviser, be certain that he or she has expertise in the Tax Code sections applicable to your tax concerns.

[END SIDEBAR]


Taxation
--------------------------------------------------------------------------------

Introduction.

This section discusses our understanding of current federal income tax laws affecting the contracts. You should keep the following in mind when reading it:

>Your tax position (or the tax position of the beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contract.

>Tax laws change. It is possible that a change in the future could affect contracts issued in the past.

>This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions.

>We do not make any guarantee about the tax treatment of the contract or transaction involving the contract.

--------------------------------------------------------------------------------

 We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax adviser. For more comprehensive information contact the Internal Revenue Service.

--------------------------------------------------------------------------------


The Contract

The contracts are designed to provide retirement benefits to participants under the SUNY Plan. Payments made under Tax Code sections 401(a), 414(h) and 403(b) are permitted under the contracts. SUNY and participants are responsible for determining that contributions, distributions and other transactions satisfy applicable laws. Legal counsel and a tax adviser should be consulted regarding the suitability of the contract. If the contract is purchased in conjunction with a retirement plan, the plan is not a part of the contract and we are not bound by the plan's terms or conditions.


Withdrawals and Other Distributions

Certain tax rules apply to distributions from the contracts. A distribution is any amount taken from the contract including withdrawals, income payments, rollovers, exchanges and death benefit proceeds. The tax rules vary according to plan type and the terms and conditions of the plan.

We report the taxable portion of all distributions to the IRS.


Taxation of Distributions

All distributions from a 401(a) or a 403(b) plan are taxed as received unless:

>The distribution is rolled over to another plan of the same type or to a traditional individual retirement annuity/account (IRA) in accordance with the Tax Code; or

>You made after-tax contributions to the plan. In this case, depending on the type of distribution, a portion of the distribution may be excluded from gross income according to the rules detailed in the Tax Code.

In general, payments received by your beneficiaries after your death are taxed in the same manner as if you had received those payments.

10% Penalty Tax

Under certain circumstances, the Tax Code may impose a 10% penalty tax on the taxable portion of any distribution from a contract used with a 401(a) or 403(b) plan.

The 10% penalty tax applies to the taxable portion of a distribution unless one or more of the following have occurred:

(a) You have attained age 59-1/2,

(b) You have become totally and permanently disabled,

(c) You have died,

(d) You have separated from service with the plan sponsor at or after age 55,

(e) The distribution is rolled over into another plan of the same type or to an IRA in accordance with the Tax Code, or

(f) The distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your beneficiary. Also, you must have separated from service with the plan sponsor.

In addition, the penalty tax does not apply for the amount of a distribution equal to unreimbursed medical expenses incurred by you that qualify for deduction as specified in the Tax Code.


Withholding for Federal Income Tax Liability

Any distributions under the contracts are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient's tax status. Generally, distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, you or a beneficiary may elect not to have tax withheld from certain distributions.

If you or your beneficiary is a non-resident alien, then any withholding is governed by Tax Code section 1441 based on the individual's citizenship, the country of domicile and treaty status.


Minimum Distribution Requirements

To avoid certain tax penalties, you and any beneficiary must meet the minimum distribution requirements imposed by the Tax Code. These rules may dictate one or more of the following:

>Start date for distributions

>The time period in which all amounts in your account(s) must be distributed

>Distribution amounts


Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70-1/2 or retire, whichever occurs later, unless under 403(b) plans, if the Company maintains separate records of amounts held as of December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. However, if you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.

Time Period. We must pay out distributions from the contracts over one of the following time periods:

>Over your life or the joint lives of you and your beneficiary, or

>Over a period not greater than your life expectancy or the joint life expectancies of you and your beneficiary.


50% Excise Tax. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.


Minimum Distribution of Death Benefit Proceeds. Different distribution requirements apply if your death occurs:

>After you begin receiving minimum distributions under the contract, or

>Before you begin receiving such distributions.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Tax Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The rules differ, dependent upon:

>Whether your minimum required distribution was calculated each year based on your single life expectancy or the joint life expectancies of you and your beneficiary, and

>Whether life expectancy was recalculated.

The rules are complex and any beneficiary should consult with a tax adviser before electing the method of calculation to satisfy the minimum distribution requirements.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die September 1, 1999, your entire balance must be distributed to the beneficiary by December 31, 2004. However, if the distribution begins by December 31 of the calendar year following the calendar year of your death, then payments may be made in either of the following timeframes:

>Over the life of the beneficiary, or

>Over a period not extending beyond the life expectancy of the beneficiary.

Start Dates for Spousal Beneficiaries. If the beneficiary is your spouse, the distribution must begin on or before the later of the following:

>December 31 of the calendar year following the calendar year of your death.

>December 31 of the calendar year in which you would have attained age 701/2.

Assignment or Transfer of Contracts

Adverse tax consequences to the plan and/or to you may result if your beneficial interest in the contract is assigned or transferred to persons other than: a plan participant as a means to provide benefit payments; an alternate payee under a qualified domestic relations order in accordance with Tax Code section 414(p); or to the Company as collateral for a loan.

Exclusion From Gross Income

The Tax Code imposes a maximum limit on annual payments to your account(s) that may be excluded from gross income. The employer must calculate this limit under the plan in accordance with Tax Code section 415. This limit is generally the lesser of 25% of your compensation or $30,000. Compensation means your compensation from the employer sponsoring the plan and, for years beginning after December 31, 1997, includes any elective deferrals under Tax Code section 402(g) and any amounts not includible in gross income under Tax Code sections 125 or 457. The limit applies to your contribution as well as any contributions made by your employer on your behalf. In addition, payments to your account(s) will be excluded from your gross income only if the plan meets certain nondiscrimination requirements.

Under Tax Code section 403(b), contributions made by public school systems or nonprofit healthcare organizations and other Tax Code section 501(c)(3) tax exempt organizations to purchase annuity contracts for their employees are generally excludable from the gross income of the employee.

In order to be excludable from gross income, total annual contributions made by you and your employer to a 403(b) plan cannot exceed the limits set by the Tax Code.


Rules Specific to Certain Plans

401(a) Plans.

Tax Code section 401(a) permits certain employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish various types of retirement plans for themselves and for their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans.


414(h) Plans.

Under Tax Code section 414(h), where a governmental employer "picks up" plan contributions otherwise designated as employee contributions, the contributions are treated as employer contributions. The 414(h) contributions are excluded from the employee's taxable income and are not subject to federal income tax withholding.


Restrictions on Distributions

The SUNY Plan permitted only employee after-tax and employer contributions to the 403(b) plan. The Tax Code imposes no restrictions on distribution of employee after-tax contributions or employer contributions.


Taxation of Gains Prior to Distribution

Generally no amounts accumulated under the 403(b) contract will be taxable prior to the time of actual distribution.

However, the IRS has stated in published rulings that a variable contract owner, including participants under Tax Code section 403(b) plans, will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner's gross income.

The Treasury announced that it will issue guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the holder from being considered the federal tax owner of a pro rata share of the assets of the separate account.


Taxation of the Company

We are taxed as a life insurance company under the Tax Code. Variable Annuity Separate Account C is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company", but is taxed as part of the Company.


We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.


In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case, we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.


Other Topics
--------------------------------------------------------------------------------

The Company

Aetna Life Insurance and Annuity Company (the Company, we) issues the contracts described in this prospectus and is responsible for providing each contract's insurance and annuity benefits.

We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly owned subsidiary of Aetna Inc. Through a merger, our operations include the business of Aetna Variable Annuity Life Insurance Company (formerly known as Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954).

We are engaged in the business of issuing life insurance and annuities. Our principal executive offices are located at:

            151 Farmington Avenue
            Hartford Connecticut 06156

Variable Annuity Account C

We established Variable Annuity Account C (the separate account) in 1976 as a segregated asset account to fund our variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940 (the "40 Act"). It also meets the definition of "separate account" under the federal securities laws.

The separate account is divided into "subaccounts." These subaccounts invest directly in shares of a pre-assigned fund.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contracts are obligations of the Company.


Performance Reporting

We may advertise different types of historical performance for the subaccounts including:

>standardized average annual total returns

>non-standardized average annual total returns

We may also advertise certain ratings, rankings or other information related to the Company, the subaccounts or the funds. For further details regarding performance reporting and advertising request a Statement of Additional Information at the number listed in "Contract Overview--Questions."

Standardized Average Annual Total Returns. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccount over the most recent one, five and 10-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account. We include all recurring charges during each period (e.g., mortality and expense risk charges, administrative expense charges (if any) and any applicable early withdrawal charges).

Non-Standardized Average Annual Total Returns. We calculate non-standardized average annual total returns in a similar manner as that stated above, except that we may also include performance from the Fund's inception date, if that date is earlier than the one we use for standardized returns.


Voting Rights

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the separate account. Under the contracts described in this prospectus, you have a fully vested interest in the value of your account. Therefore, under the plan you generally have the right to instruct the contract holder how to direct us to vote shares attributable to your account. Currently, we obtain participant voting instructions directly from participants, subject to receipt of authorization from the contract holder to accept such instructions. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes (including fractional votes) any person is entitled to direct will be determined as of the record date set by any fund in which that person invests through the subaccounts.

>During the accumulation phase the number of votes is equal to the portion of the account value invested in the fund, divided by the net asset value of one share of that fund.

>During the income phase, the number of votes is equal to the portion of reserves set aside for the contract's share of the fund, divided by the net asset value of one share of that fund.


Contract Distribution

The Company will serve as the principal underwriter for the securities sold by this prospectus. The Company is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc.

As principal underwriter, the Company will enter into arrangements with one or more registered broker-dealers, including at least one affiliate of the Company, to offer and sell the contracts described in this prospectus. We call these entities "distributors."

We and one or more of our affiliates may also sell the contracts directly. All individuals offering and selling the contracts must be registered representatives of a broker-dealer and must be licensed as insurance agents to sell variable annuity contracts.

Commission Payments. We may pay commissions to persons who offer and sell the contracts. The maximum percentage amount we ever pay with respect to a given purchase payment is the first-year percentage which ranges from 1% to 4% of the first year of payments to an account. We may also pay renewal commissions on payments made after the first year and asset-based service fees. The average of all commissions and asset-based service fees paid is estimated to equal approximately 3% of the total payments made over the life of an average contract. Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/ or business seminars. However, any such compensation will be paid in accordance with NASD rules.

We may reimburse the distributor for certain expenses. The name of the distributor and the registered representative responsible for your account are stated in your enrollment materials. Commissions and sales related expenses are paid by us and are not deducted from payments to your account.


Third Party Compensation Arrangements.  Occasionally, we may:

>Pay commissions and fees to distributors affiliated or associated with the contract holder, you and/or other contract participants.

>Enter into agreements with entities associated with the contract holder, you and/or other participants. Through such agreements, we may pay the entities for certain services in connection with administering the contract.

In both these circumstances there may be an understanding that the distributor or entities would endorse us as a provider of the contract. You will be notified if you are purchasing a contract that is subject to these arrangements.

Transfer of Ownership; Assignment. No assignment of a contract will be binding on us unless made in writing and sent to us at the Aetna Processing Office. We will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the contract holder and the interest of the annuitant and any beneficiary will be subject to the rights of any assignee of record.


Contract Modification

We may change the contract as required by federal or state law. In addition, we may, upon 30 days' written notice to the contract holder, make other changes to group contracts that would apply only to individuals who become participants under that Contract after the effective date of such changes. If the group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.


Legal Matters and Proceedings

We are aware of no material legal proceedings pending which involve the separate account or the Company as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.


Payment Delay or Suspension

We reserve the right to suspend or postpone the date of any payment of benefits or values under the following circumstances: (a) on any valuation date when the New York Stock Exchange is closed (except customary weekend and holidays) when trading on the Exchange is restricted; b) when an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable fairly to determine the value of the subaccount's assets; (c) during any other periods the SEC may by order permit for the protection of investors. The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.



Year 2000 Readiness

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna"), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology (IT) systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including (i) assessment, (ii) remediation, (iii) testing, (iv) implementation and (v) Year

2000 approval. At year end 1997, Aetna, including the Company, had substantially completed the assessment stage. The remediation of mission-critical IT systems was completed year end 1998. Testing of all mission-critical IT systems is underway with Year 2000 approval targeted for completion by mid-1999. The costs of these efforts will not affect the separate account.

The Company, its affiliates and the mutual funds that serve as investment options for the separate account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, has initiated communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna and the Company have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the separate account, including, without limitation, its operation or the valuation of its assets and units.

Contents of the Statement of Additional
Information
--------------------------------------------------------------------------------

The Statement of Additional Information contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. A list of the contents of the SAI is set forth below:

General Information and History

Variable Annuity Account C

Offering and Purchase of Contracts

Performance Data

  General

  Average Annual Total Return Quotations

Income Phase Payments

Sales Material and Advertising

Independent Auditors

Financial Statements of the Separate Account

Financial Statements of Aetna Life Insurance and Annuity Company

You may request an SAI by calling the Aetna Processing Office at the number listed in "Contract Overview--Questions."

                                  Appendix I
                        Guaranteed Accumulation Account
--------------------------------------------------------------------------------

The Guaranteed Accumulation Account (GAA) is a fixed interest option that may be available during the accumulation phase under the contracts. This appendix is only a summary of certain facts about GAA. Please read the GAA prospectus before investing in this option.

In General. Amounts that you invest in GAA will earn a guaranteed interest rate if amounts are left in GAA for the specified period of time. If you withdraw or transfer those amounts before the specified period of time has elapsed, we may apply a "market value adjustment," which may be positive or negative.

When you decide to invest money in GAA, you will want to contact your representative or the Company to learn:

>The interest rate we will apply to the amounts that you invest in GAA. We change this rate periodically, so be certain you know what rate we guarantee on the day your account dollars are invested into GAA.

>The period of time your account dollars need to remain in GAA in order to earn that rate. You are required to leave your account dollars in GAA for a specified period of time (guaranteed term), in order to earn the guaranteed interest rate.

Deposit Periods. A deposit period is the time during which we offer a specific interest rate if you deposit dollars for a certain guaranteed term. For a particular interest rate and guaranteed term to apply to your account dollars, you must invest them during the deposit period during which that rate and term are offered.

Interest Rates. We guarantee different interest rates, depending on when account dollars are invested in GAA. The interest rate we guarantee is an annual effective yield; that means that the rate reflects a full year's interest. We credit interest daily at a rate that will provide the guaranteed annual effective yield over one year. The guaranteed interest rate will never be less than the rate stated in the contract.

Fees and Other Deductions. If all or a portion of your account value in GAA is withdrawn, you may incur the following:

>Market Value Adjustment (MVA)--as described in this appendix and in the GAA prospectus;

>Tax Penalties and/or Tax withholding--see "Taxation"

We do not make deductions from amounts in GAA to cover mortality and expense risks. Rather, we consider these risks when determining the credited rate.

Market Value Adjustment (MVA). If you withdraw or transfer your account value from GAA before the guaranteed term is completed, an MVA may apply. The MVA reflects the change in the value of the investment due to changes in interest rates since the date of deposit. The MVA may be positive or negative.

>If interest rates at the time of withdrawal have increased since the date of deposit, the value of the investment decreases and the MVA will be negative. This could result in your receiving less than the amount you paid into GAA.

>If interest rates at the time of withdrawal have decreased since the date of deposit, the value of the investment increases and the MVA will be positive.

Guaranteed Terms. The guaranteed term is the period of time account dollars must be left in GAA in order to earn the guaranteed interest rate specified for that guaranteed term. We offer different guaranteed terms at different times. Check with your representative or the Company to learn the details about the guaranteed term(s) currently being offered.

In general we offer the following guaranteed terms:

>Short-term--three years or fewer

>Long-term--ten years or less, but greater than three years

At the end of a guaranteed term, you may:

>Transfer dollars to a new guaranteed term

>Transfer dollars to other available investment options

>Withdraw dollars

Deductions may apply to withdrawals. See "Fees and Other Deductions" in this section.

Transfer of Account Dollars. Generally, account dollars invested in GAA may be transferred among guaranteed terms offered through GAA, and/or to other investment options offered through the contract. However, transfers may not be made during the deposit period in which your account dollars are invested in GAA or for 90 days after the close of that deposit period. We will apply an MVA to transfers made before the end of a guaranteed term.

Income Phase. GAA can not be used as an investment option during the income phase. However, you may notify us at least 30 days in advance to elect a variable payment option and to transfer your GAA account dollars to any of the subaccounts available during the income phase.

Reinvesting Amounts Withdrawn from GAA. If amounts are withdrawn from GAA and then reinvested in GAA, we will apply the reinvested amount to the current deposit period. This means that the guaranteed annual interest rate, and guaranteed terms available on the date of reinvestment will apply. Amounts will be reinvested proportionately in the same way as they were allocated before withdrawal. Your account value will not be credited for any negative MVA that was deducted at the time of withdrawal.

                                  Appendix II
                              Fixed Plus Account
--------------------------------------------------------------------------------

The Fixed Plus Account is an investment option available under the contracts. Amounts allocated to the Fixed Plus Account are held in the Company's general account which supports insurance and annuity obligations.

--------------------------------------------------------------------------------

    Additional information about this option may be found in the contract.

--------------------------------------------------------------------------------

General Disclosure. Interests in the Fixed Plus Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus about the Fixed Plus Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Appendix regarding the Fixed Plus Account has not been reviewed by the SEC.

Interest Rates. The Fixed Plus Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit a higher interest rate from time to time, but the rate we credit will never fall below the guaranteed minimum specified in the contract. We credit amounts held in the Fixed Plus Account with a rate 0.25% higher than the then-declared rate beginning in the tenth year after your account was established. Amounts applied to the Fixed Plus Account will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Plus Account will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield. We do not make deductions from amounts in the Fixed Plus Account to cover mortality and expense risks. We consider these risks in determining the credited rate.

Our determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Partial Withdrawal. Partial withdrawals are limited to 20% of the amount held in the Fixed Plus Account on the day we receive a request in good order at the Aetna Processing Office. The 20% is reduced by any Fixed Plus withdrawals, transfers or income phase payments made in last 12 months. In calculating the 20% limit, we reserve the right to include payments made through a Systematic Distribution Option.

Full Withdrawal. Full withdrawals are paid, with interest, in five annual payments equal to:

>One-fifth of the Fixed Plus Account value on the day we receive the request, reduced by any Fixed Plus Account withdrawals, loans, transfers or income phase payments made during the past 12 months

>One-fourth of the remaining Fixed Plus Account value 12 months later

>One-third of the remaining Fixed Plus Account value 12 months later

>One-half of the remaining Fixed Plus Account value 12 months later, and

>The balance of the Fixed Plus Account value 12 months later

A full withdrawal may be canceled at any time before the end of the five-payment period.

Once we receive a request for full withdrawal, no further withdrawals or transfers will be permitted from Fixed Plus Account.

We will waive the above full withdrawal five-payment period if full withdrawal is made due to any of the following:

>Your death before income phase payments have begun

>Election of any income phase payment option with fixed payments or a lifetime payment option with variable payments

>Your account value in the Fixed Plus Account value is $3,500 or less and the amount withdrawn is to be transferred to another investment program under the SUNY Plan provided no withdrawals, transfers or income phase payments have been made from your account within the past 12 months

>When the account value is $4,000 or less and paid to you in a lump sum

Alternative Payment of Fixed Plus Account Values. As an alternative to the payment of Fixed Plus Account values in five annual payments, the contract holder may instead elect an alternative method of payment.

Under the alternative method of payment, within 60 days of the proposed withdrawal date, the contract holder must notify the Company that it intends to surrender the entire contract. Within 30 days after receiving that notice, the Company will tell the contract holder the specific period and interest rate that would apply to a complete surrender of the contract in level, annual payments for a period of up to ten years. Under that payment method, the Company may reduce the interest rate credited to the Fixed Plus Account up to 1.5% from the interest rate being credited upon the date of withdrawal, and the interest rate would remain constant throughout the payment period.

When the contract holder receives the specific information from the Company about the alternative method of payment, the contract holder must irrevocably elect in writing to use either the alternative method of payment, or the payment of Fixed Plus Account values in five annual payments.

Transfers. Transfers are limited to 20% of the amount held in the Fixed Plus Account on the day a request in good order is received at our Home Office. The 20% is reduced by any Fixed Plus Account withdrawals, transfers or income phase payments made in the past 12 months. We reserve the right to include payments made through a Systematic Distribution Option in calculating the 20% limit. The 20% limit will be waived if your account value in Fixed Plus Account is $1,000 or less.

Income Phase. Amounts accumulating under the Fixed Plus Account can be transferred to the subaccounts to fund variable lifetime income options during the income phase. However, Fixed Plus Account values may not be used to fund nonlifetime income options with variable payments.

                                 Appendix III
                               Fund Descriptions
--------------------------------------------------------------------------------

The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940.
>Aetna Balanced VP, Inc. seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

>Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

>Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

>Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the fund is neither insured nor guaranteed by the U.S. Government.(1)

>Aetna Generation Portfolios, Inc.--Aetna Ascent VP seeks to provide capital appreciation. The Portfolio is designed for investors who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.(1)

>Aetna Generation Portfolios, Inc.--Aetna Crossroads VP seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for investors who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

>Aetna Generation Portfolios, Inc.--Aetna Legacy VP seeks to provide total return consistent with preservation of capital. The Portfolio is designed for investors who generally have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

>Aetna Variable Portfolios, Inc. --Aetna Index Plus Bond VP seeks maximum total return, consistent with preservation of capital, primarily through investment in a diversified portfolio of fixed-income securities, which will be chosen to substantially replicate the characteristics of the Lehman
 Brothers Aggregate Bond Index (LBAB), an unmanaged index comprised of approximately 6,900 securities.(1)

>Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.(1)

>Aetna Variable Portfolios, Inc.--Aetna Index Plus Mid Cap VP seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P 400), while maintaining a market level of risk.(1)

>Aetna Variable Portfolios, Inc.--Aetna Index Plus Small Cap VP seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk.(1)

>Aetna Variable Portfolios, Inc.--Aetna Value Opportunity VP seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks.(1)(a)

>Calvert Social Balanced Portfolio is a nondiversified portfolio that seeks to achieve a competitive total return through an actively managed, nondiversified portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria established for the Portfolio.(2)

>Fidelity Variable Insurance Products Fund --Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.(3)

>Fidelity Variable Insurance Products Fund --High Income Portfolio seeks a high level of current income while also considering growth of capital.(3)

>Fidelity Variable Insurance Products Fund II --Asset Manager Portfolio seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments.(3)

>Fidelity Variable Insurance Products Fund II --Contrafund Portfolio seeks long term capital appreciation by investing primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public.(3)

>Fidelity Variable Insurance Products Fund II -- Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.(3a)

>Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of investment fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.(4)

>Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established issuers.(4)

>Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.(4)

>Lexington Emerging Markets Fund, Inc. seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in emerging countries and emerging markets. Investments in emerging markets involve risks not present in domestic markets. See the Fund's prospectus for information on risks inherent in this investment.(5)

>Lexington Natural Resources Trust is a nondiversified portfolio that seeks long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities or supply goods and services to such companies.

 Transfers or deposits are not allowed into the subaccount investing in this fund, except from accounts established under the contract before May 1, 1998. As soon as all those who have current allocations to the subaccount under the contract have redirected their allocations to other investment options, we will close the subaccount to all investments.(5)

>MFS Total Return Series primarily seeks to provide above average income
 (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to take advantage of opportunities for growth of capital and income. The series is a "balanced fund." Under normal market conditions, the series invests (i) at least 40%, but not more than 75%, of its net assets in equity securities; and
 (ii) at least 25% of its net assets in non-convertible fixed income securities.(6)

>Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities.(7)

>Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.(7)

>Portfolio Partners, Inc.--MFS Emerging Equities Portfolio seeks to provide long-term growth of capital.(8(a))

>Portfolio Partners, Inc.--MFS Research Growth Portfolio seeks long-term growth of capital and future income.(8(a))

>Portfolio Partners, Inc.--MFS Value Equity Portfolio seeks capital appreciation.(8(a))

>Portfolio Partners, Inc.--Scudder International Growth Portfolio seeks long-term growth of capital.(8(b))

>Portfolio Partners, Inc.--T. Rowe Price Growth Equity Portfolio seeks long-term capital growth and, secondarily, increasing dividend income.(8(c))

Investment Advisers for each of the Funds:

(1) Aeltus Investment Management, Inc. (adviser)

    (a) Bradley, Foster & Sargent, Inc. (subadviser)

(2) Calvert Asset Management Company, Inc.

(3) Fidelity Management & Research Company (adviser)

    (a) Bankers Trust Company (subadviser)

(4) Janus Capital Corporation

(5) Lexington Management Corporation (adviser);

    Market Systems Research Advisors, Inc. (subadviser)

(6) Massachusetts Financial Services Company ("MFS")

(7) OppenheimerFunds, Inc.

(8) Aetna Life Insurance and Annuity Company (adviser);

    (a) Massachusetts Financial Services Company (subadviser)

    (b) Scudder Kemper Investments, Inc. (subadviser)

    (c) T. Rowe Price Associates, Inc. (subadviser)

                                  Appendix IV
                        Condensed Financial Information
--------------------------------------------------------------------------------

   (Selected data for accumulation units outstanding throughout each period)
================================================================================

The condensed financial information presented below for each of the periods in the ten-year period ended December 31, 1998 (as applicable), is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information.


                               1998              1997              1996             1995
                               ----              ----              ----             ----
AETNA ASCENT VP
Value at beginning of
 period                        $15.422           $13.291(1)
Value at end of period         $15.886           $15.422
Number of accumulation
 units outstanding at
 end of period                  21,430               380
AETNA BALANCED
 VP, INC
Value at beginning of
 period                        $24.700           $20.419           $17.954           $14.270
Value at end of period         $28.524           $24.700           $20.419           $17.954
Number of accumulation
 units outstanding at
 end of period               2,294,877         2,160,305         2,716,641         9,193,181
AETNA BOND VP
Value at beginning of
 period                        $51.330           $47.992           $46.913           $40.173
Value at end of period         $54.819           $51.330           $47.992           $46.913
Number of accumulation
 units outstanding at
 end of period                 994,987           959,336           835,724         2,377,622
AETNA
 CROSSROADS VP
Value at beginning of
 period                        $14.456           $12.577(1)
Value at end of period         $15.120           $14.456
Number of accumulation
 units outstanding at
 end of period                  31,468               873
AETNA GROWTH
 AND INCOME VP
Value at beginning of
 period                       $217.359          $169.448          $137.869          $105.558
Value at end of period        $245.765          $217.359          $169.448          $137.869
Number of accumulation
 units outstanding at
 end of period               1,747,097         1,826,355         2,071,139         6,364,000
AETNA INDEX PLUS
 BOND VP
Value at beginning of
 period                        $10.128(3)
Value at end of period         $10.578
Number of accumulation
 units outstanding at
 end of period                 134,777
AETNA INDEX PLUS
 LARGE CAP VP
Value at beginning of
 period                        $14.444           $14.493(13)
Value at end of period         $18.772           $14.444
Number of accumulation
 units outstanding at
 end of period               1,302,825            17,771
AETNA INDEX PLUS
 MID CAP VP
Value at beginning of
 period                         $9.928(3)
Value at end of period         $11.338
Number of accumulation
 units outstanding at
 end of period                  35,201



                               1994             1993              1992              1991           1990          1989
                               ----             ----              ----              ----           ----          ----
AETNA ASCENT VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
AETNA BALANCED
 VP, INC
Value at beginning of
 period                        $14.519           1$3.379           $12.736           $10.896        $10.437       $10.000(2)
Value at end of period         $14.270           1$4.519           $13.379           $12.736        $10.896       $10.437
Number of accumulation
 units outstanding at
 end of period              21,990,186        30,784,750        34,802,433        22,898,099     17,078,985     9,535,986
AETNA BOND VP
Value at beginning of
 period                        $42.283           $39.038           $36.789           $31.192        $28.943       $25.574
Value at end of period         $40.173           $42.283           $39.038           $36.789        $31.192       $28.943
Number of accumulation
 units outstanding at
 end of period               5,108,720         8,210,666         8,507,292         7,844,412      6,984,793     6,202,834
AETNA
 CROSSROADS VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
AETNA GROWTH
 AND INCOME VP
Value at beginning of
 period                       $107.925          $102.383           $97.165           $77.845        $76.311       $59.871
Value at end of period        $105.558          $107.925          $102.383           $97.165        $77.845       $76.311
Number of accumulation
 units outstanding at
 end of period              13,966,072        21,148,863        24,201,565        20,948,226     18,362,906    17,142,820
AETNA INDEX PLUS
 BOND VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
AETNA INDEX PLUS
 LARGE CAP VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
AETNA INDEX PLUS
 MID CAP VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period

--------------------------------------------------------------------------------

                               1998              1997              1996             1995
                               ----              ----              ----             ----
AETNA INDEX PLUS
 SMALL CAP VP
Value at beginning of
 period                        $10.193(3)
Value at end of period          $9.157
Number of accumulation
 units outstanding at
 end of period                  81,388
AETNA LEGACY VP
Value at beginning of
 period                        $13.491           $12.296(4)
Value at end of period         $14.248           $13.491
Number of accumulation
 units outstanding at
 end of period                  95,526             2,279
AETNA MONEY
 MARKET VP
Value at beginning of
 period                        $41.174           $39.528           $37.988           $36.271
Value at end of period         $42.883           $41.174           $39.528           $37.988
Number of accumulation
 units outstanding at
 end of period                 564,537           455,502           597,656         1,836,260
AETNA VALUE
 OPPORTUNITY VP
Value at beginning of
 period                        $11.472(3)
Value at end of period         $12.088
Number of accumulation
 units outstanding at
 end of period                  33,957
CALVERT SOCIAL
 BALANCED
 PORTFOLIO
Value at beginning of
 period                        $23.675           $19.965           $17.951           $13.990
Value at end of period         $27.186           $23.675           $19.965           $17.951
Number of accumulation
 units outstanding at
 end of period                 917,567           929,282           898,279           856,361
FIDELITY VIP EQUITY-
 INCOME PORTFOLIO
Value at beginning of
 period                        $16.587           $13.110           $11.617           $10.000(6)
Value at end of period         $18.285           $16.587           $13.110           $11.617
Number of accumulation
 units outstanding at
 end of period               2,533,673         2,139,178         1,454,755           628,582
FIDELITY VIP II ASSET
 MANAGER PORTFOLIO
Value at beginning of
 period                        $14.715           $12.349           $10.912            $9.447
Value at end of period         $16.719           $14.715           $12.349           $10.912
Number of accumulation
 units outstanding at
 end of period               1,596,943         1,576,603         1,384,927         1,316,916
FIDELITY VIP II
 CONTRAFUND
 PORTFOLIO
Value at beginning of
 period                        $17.276           $14.092           $11.763           $10.000(6)
Value at end of period         $22.177           $17.276           $14.092           $11.763
Number of accumulation
 units outstanding at
 end of period               3,333,320         2,706,862         1,522,169           525,476
FIDELITY VIP II
 INDEX 500
 PORTFOLIO
Value at beginning of
 period                        $18.662           $14.240           $11.740           $10.000(6)
Value at end of period        $23.650            $18.662           $14.240           $11.740
Number of accumulation
 units outstanding at
 end of period               3,947,187         3,093,080         1,490,937           290,547



                                1994            1993          1992          1991          1990            1989
                          ---------------- ------------- ------------- ------------- -------------- ----------------
AETNA INDEX PLUS
 SMALL CAP VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
AETNA LEGACY VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
AETNA MONEY
 MARKET VP
Value at beginning of
 period                        $35.282           $34.619           $33.812           $32.138        $30.012       $27.783
Value at end of period         $36.271           $35.282           $34.619           $33.812        $32.138       $30.012
Number of accumulation
 units outstanding at
 end of period               3,679,802         5,086,515         7,534,662         8,430,082     10,220,110     8,286,033
AETNA VALUE
 OPPORTUNITY VP
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
CALVERT SOCIAL
 BALANCED
 PORTFOLIO
Value at beginning of
 period                        $14.640           $13.726           $12.913           $11.233        $10.568       $10.000(5)
Value at end of period         $13.990           $14.640           $13.726           $12.913        $11.233       $10.568
Number of accumulation
 units outstanding at
 end of period                 743,464           705,415           503,006           355,851        148,576        20,710
FIDELITY VIP EQUITY-
 INCOME PORTFOLIO
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
FIDELITY VIP II ASSET
 MANAGER PORTFOLIO
Value at beginning of
 period                        $10.000(7)
Value at end of period          $9.447
Number of accumulation
 units outstanding at
 end of period               1,254,504
FIDELITY VIP II
 CONTRAFUND
 PORTFOLIO
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
FIDELITY VIP II
 INDEX 500
 PORTFOLIO
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period

--------------------------------------------------------------------------------

                               1998              1997              1996              1995
                               ----              ----              ----              ----
JANUS ASPEN
 AGGRESSIVE
 GROWTH PORTFOLIO
Value at beginning of
 period                        $18.174           $16.334           $15.323           $12.169
Value at end of period         $24.098           $18.174           $16.334           $15.323
Number of accumulation
 units outstanding at
 end of period               2,142,130         1,939,607         1,893,718         1,280,953
JANUS ASPEN
 GROWTH PORTFOLIO
Value at beginning of
 period                        $16.816           $13.872           $11.859           $10.000(9)
Value at end of period         $22.529           $16.816           $13.872           $11.859
Number of accumulation
 units outstanding at
 end of period               1,354,047         1,109,942           663,945           109,717
JANUS ASPEN
 WORLDWIDE
 GROWTH PORTFOLIO
Value at beginning of
 period                        $18.690           $15.493           $12.158           $10.000(9)
Value at end of period         $23.797           $18.690           $15.493           $12.158
Number of accumulation
 units outstanding at
 end of period               4,687,167         3,873,511         2,090,908           314,653
LEXINGTON EMERGING
 MARKETS FUND, INC.
Value at beginning of
 period                         $7.715            $8.832            $8.323            $8.772
Value at end of period          $5.470            $7.715            $8.832            $8.323
Number of accumulation
 units outstanding at
 end of period                 745,856           750,330           548,618           371,156
LEXINGTON NATURAL
 RESOURCES TRUST
Value at beginning of
 period                        $14.403           $13.611           $10.862          $9.412
Value at end of period         $11.433           $14.403           $13.611         $10.862
Number of accumulation
 units outstanding at
 end of period                 534,962           650,486           587,248           530,562
MFS TOTAL RETURN
 SERIES
Value at beginning of
 period                        $10.182(3)
Value at end of period         $10.531
Number of accumulation
 units outstanding at
 end of period                  36,633
OPPENHEIMER GLOBAL
 SECURITIES FUND/VA
Value at beginning of
 period                        $10.077(11)
Value at end of period         $10.303
Number of accumulation
 units outstanding at
 end of period                  20,548
OPPENHEIMER STRATEGIC
 BOND FUND/VA
Value at beginning of
 period                        $10.055(3)
Value at end of period          $9.935
Number of accumulation
 units outstanding at
 end of period                 100,555

                                 1994             1993              1992              1991           1990          1989
                                 ----             ----              ----              ----           ----          ----
JANUS ASPEN
 AGGRESSIVE
 GROWTH PORTFOLIO
Value at beginning of
 period                        $10.000(8)
Value at end of period         $12.169
Number of accumulation
 units outstanding at
 end of period                 393,553
JANUS ASPEN
 GROWTH PORTFOLIO
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
JANUS ASPEN
 WORLDWIDE
 GROWTH PORTFOLIO
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
LEXINGTON EMERGING
 MARKETS FUND, INC.
Value at beginning of
 period                        $10.000(10)
Value at end of period          $8.772
Number of accumulation
 units outstanding at
 end of period                 144,750
LEXINGTON NATURAL
 RESOURCES TRUST
Value at beginning of
 period                        $10.071            $9.193            $9.018            $9.608        $11.441       $10.000(5)
Value at end of period          $9.412           $10.071            $9.193            $9.018         $9.608       $11.441
Number of accumulation
 units outstanding at
 end of period                 533,016           341,771           198,338           144,139         75,052        11,481
MFS TOTAL RETURN
 SERIES
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
OPPENHEIMER GLOBAL
 SECURITIES FUND/VA
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period
OPPENHEIMER STRATEGIC
 BOND FUND/VA
Value at beginning of
 period
Value at end of period
Number of accumulation
 units outstanding at
 end of period

--------------------------------------------------------------------------------

                               1998              1997               1996        1995     1994    1993    1992    1991    1990   1989
                               ----              ----               ----        ----     ----    ----    ----    ----    ----   ----
PORTFOLIO
 PARTNERS MFS
 EMERGING EQUITIES
 PORTFOLIO
Value at beginning of
 period                        $15.046           $15.236(12)
Value at end of period         $19,268           $15.046
Number of accumulation
 units outstanding at
 end of period               3,101,880         2,707,904
PORTFOLIO
 PARTNERS MFS
 RESEARCH GROWTH
 PORTFOLIO
Value at beginning of
 period                        $11.960           $12.195(12)
Value at end of period         $14.528           $11.960
Number of accumulation
 units outstanding at
 end of period               1,379,653           232,418
PORTFOLIO
 PARTNERS MFS
 VALUE EQUITY
 PORTFOLIO
Value at beginning of
 period                        $23.440           $23.106(12)
Value at end of period         $29.339           $23.440
Number of accumulation
 units outstanding at
 end of period               2,244,308         2,018,219
PORTFOLIO PARTNERS
 SCUDDER
 INTERNATIONAL
 GROWTH PORTFOLIO
Value at beginning of
 period                        $17.709           $17.490(12)
Value at end of period         $20.829           $17.709
Number of accumulation
 units outstanding at
 end of period               2,962,631         3,237,710
PORTFOLIO PARTNERS
 T ROWE PRICE
 GROWTH PORTFOLIO
Value at beginning of
 period                        $16.608           $16.276(12)
Value at end of period         $20.929           $16.608
Number of accumulation
 units outstanding at
 end of period               1,564,888         1,317,058

-----------------

(1) Funds were first received in this option during February 1997.

(2) The initial accumulation unit value was established at $10.000 on June 23, 1989, the date on which the fund commenced operations.

(3) Funds were first received in this option during May 1998.

(4) Funds were first received in this option during May 1997.

(5) The initial accumulation unit value was established at $10.000 on May 31, 1989, the date on which the fund became available under the contract.

(6) The initial accumulation unit value was established at $10.000 during May 1995, when the fund became available under the contract.

(7) The initial accumulation unit value was established at $10.000 during March 1994, when funds were first received under this option.

(8) The initial accumulation unit value was established at $10.000 during June 1994, when funds were first received in this option.

(9) The initial accumulation unit value was established at $10.000 during July 1995, when the fund became available under the contract.

(10) Funds were first received in this option during October 1994.

(11) Funds were first received in this option during June 1998.

(12) Funds were first received in this option during November 1997.

(13) Funds were first received in this option during December 1997.

                          For Master Applications Only

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I hereby acknowledge receipt of an Account C State University of New York SUNY group deferred variable annuity prospectus dated May 3, 1999 as well as all current prospectuses pertaining to the variable investment options available under the Contracts.

--- Please send an Account C Statement of Additional Information (Form No. SAI.81216-99) dated May 3, 1999.


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                          CONTRACT HOLDER'S SIGNATURE



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                                      DATE

PROS.81216-99